U.S Department of Justice

United States Trustee, Region 10
Central & Southern Districts of Illinois
Northern & Southern Districts of Indiana

101 West Ohio Street, Suite 1000
Indianapolis, Indiana 46204
317/226-6101 ~ Fax 317/226-6356

Office of the United States Trustee- Region 10
Indianapolis, Indiana

Monthly Report
For
Debtors-in-Possession and Chapter 11 Trustees

Each month all Chapter 11 debtors must file two copies of this report with the Bankruptcy Clerk. The report must be filed with the attached reports identified below, ready for distribution to the U.S. Trustee no later than the 15th day of month following the end of the calendar month covered by this report.

For the month ended:	August 31, 2005

Date Bankruptcy filed:	October 26, 2004

Debtor Names:	ATA Holdings Corp.	Case Numbers:	04-19866
	ATA Airlines, Inc.		04-19868
	Ambassadair Travel Club, Inc.		04-19869
	ATA Leisure Corp.		04-19870
	Amber Travel, Inc.		04-19871
	American Trans Air Execujet, Inc.		04-19872
	ATA Cargo, Inc.		04-19873
	Chicago Express Airlines, Inc.		04-19874

Previously Required Documents			ATTACHED	SUBMITTED

1.	Monthly Income Statement		X	X
(P&L1)
2.	Monthly Cash Flow Report		X	X
(CF1; 3 pages)
3.	Statement of Operations		X	X
(Oprept)
4.	Other reports/documents as		X	X
required by the U.S. Trustee

The undersigned certifies under penalty of perjury that the information contained in this and accompanying reports is complete, true and correct to the best of my knowledge, information, and belief.

	By:	/s/ Wisty B. Malone	Dated:	September 30, 2005
(Name)
		Vice President and Controller / Treasurer	Debtor’s telephone number:	(317)-282-4000
(Title)

	Reports prepared by:	Wisty B. Malone,	Vice President and Controller / Treasurer
		(Name)	(Title)

U.S Department of Justice

United States Trustee, Region 10
Central & Southern Districts of Illinois
Northern & Southern Districts of Indiana

101 West Ohio Street, Suite 1000
Indianapolis, Indiana 46204
317/226-6101 ~ Fax 317/226-6356

Office of the United States Trustee- Region 10
Indianapolis, Indiana

Statement of Operations
For the Month ended August 31, 2005

Debtor Names:	ATA Holdings Corp.	Case Numbers:	04-19866
	ATA Airlines, Inc.		04-19868
	Ambassadair Travel Club, Inc.		04-19869
	ATA Leisure Corp.		04-19870
	Amber Travel, Inc.		04-19871
	American Trans Air Execujet, Inc.		04-19872
	ATA Cargo, Inc.		04-19873
	Chicago Express Airlines, Inc.		04-19874

1. What efforts have been made toward the presentation of a plan to creditors?
* In August ATA prepared and distributed a Confidential Information Memorandum to solicit a capital investment that will help finance the Company's emergence from Bankruptcy. The Bankruptcy Court approved an extension of the Company's exclusivity period to file a plan of reorganization until September 30, 2005.

2. Has the Debtor in possession made any payments on the pre-petition unsecured debt since the filing of the bankruptcy?
________ NO
___X____ YES - If yes, then identify to whom the payment was made, the date paid, and the amount(s).
*Refer to Attachment A

3. Provide a brief narrative covering any significant events which occurred this past month.
* George Mikelsons retired from his positions as President and Chief Executive Officer effective August 31, 2005, but retained his position as non-executive Chairman of the Board. John Denison was appointed President and Chief Executive Officer effective August 31, 2005, and filled the Board position formerly held by Jim Hlavacek, who resigned effective August 15, 2005.

4. List the face value of accounts receivable as of the bankruptcy filing date, $154,188,000
List the face value of accounts receivable at filing date that are still outstanding as of 8/31/2005, $3,020,728.
What amount of these receivables is considered uncollectible? $1,959,335.

5. If assets have been sold this month on other than the ordinary course of business. Provide the following information:

a. assets(s) sold:	none

b. date of sale:

c. sales price:

d. net amount received:

6. List payments made to principals, executives, or insiders (this includes draws or cash withdrawals by individuals or partners, dividends, lease payments on property owned by insider, loans, gross salaries, etc.)

Payee Name	Position	Amount	Explanation
Allen J Moebius	Related to Officer	$4,200	Salary
Eugene J Moebius	Related to Officer	$4,200	Salary
Gordon D Moebius	Related to Officer	$6,438	Salary
J George Mikelsons	Chairman, Chief Executive Officer & President	$42,863	Salary
Muriel M Mikelsons	Related to Officer	$3,265	Salary
James W Hlavacek	Vice Chairman	$24,231	Salary
Gilbert F Viets	Assistant to the Chairman	$22,638	Salary
John G Denison	Chief Executive Officer, ATA Airlines, Inc.	$21,808	Salary
Subodh Karnick	Chief Commercial Officer and Senior Vice President	$20,769	Salary
Claude Willis	Non-employee Director	$30,500	Meeting Participation
Byron Johnson	Non-employee Director	$23,500	Meeting Participation
Andrejs Stipnieks	Non-employee Director	$18,500	Meeting Participation
Robert Able	Non-employee Director	$26,500	Meeting Participation
BETACO		$35,000	Rent

7. Schedule insurance coverage.

Type of Policy	Expiration Date

*Refer to Attachment B

Has any insurance coverage either been reduced or allowed to lapse during this month? If so, explain what changes have taken place. Refer to Attachment B.

If any insurance coverage will expire within 60 days from this report, explain what steps are being taken to renew existing policies or to acquire new insurance coverage. Provide the United States Trustee with a new certificate. *Refer to Attachment B.

8. Schedule of changes in personnel.	Full Time	Part Time

a. Total number of employees
at beginning of this period, 7/31/05	4,297	377

b. Number hired during period.	10	17

c. Number terminated or resigned.	(121)	(14)

d. Total number of employees on
payroll at the end of this period.	4,186	380

OFFICE OF THE US TRUSTEE-REGION 10
ATA HOLDINGS CORP. AND SUBSIDIARIES
MONTHLY CASH FLOW REPORT
for the month ended August 31, 2005
(Dollars in thousands)

August 31,
2005
(Unaudited)
Operating activities:

Net income before reorganization expenses	1,248
Adjustments to reconcile net income before reorganization expenses to net cash used in operating activities:
Depreciation and amortization	2,423
Other non-cash items	909
Changes in operating assets and liabilities:
Receivables	1,466
Inventories	1,607
Prepaid expenses	(7,755)
Accounts payable	(635)
Air traffic liabilities	(1,952)
Liabilities subject to compromise	(3,313)
Accrued expenses	1,053
Net cash (used in) operating activities	(4,949)

Reorganization activities:
Reorganization items , net	(1,301)
Prepaid expenses	11
Accrued Expenses	(553)
Receivables	(69)
Other non-cash items	(256)
Net cash (used in) reorganization activities	(2,168)

Investing activities:
Capital expenditures	(5,777)
Noncurrent prepaid aircraft rent	9
Additions to other assets	(378)
Proceeds from sales of property and equipment	243
Net cash (used in) investing activities	(5,903)

Financing activities:
Increase in restricted cash	(520)
Net cash (used in) by financing activities	(520)

Decrease in cash and cash equivalents	(13,540)
Cash and cash equivalents, beginning of period	95,252
Cash and cash equivalents, end of period	81,712

Cash Flow Summary
Cash at 7/31/2005	95,252
Receipts	108,747
Disbursements	(122,287)
Cash at 8/31/2005	81,712

Note:  These consolidated financial statements are unaudited and preliminary and do not include footnote disclosures.  They include certain estimates that were based on information available at the time of filing, and are subject to change.   The financial statements will be included as a component of ATA Holdings Corp. and subsidiaries third quarter 2005 unaudited consolidated financial statements required to be filed with the Quarterly Report on Form 10Q with the Securities and Exchange Commission by November 14, 2005.

OFFICE OF THE US TRUSTEE-REGION 10
MONTHLY CASH FLOW REPORT
For the Month ended August 31, 2005

STATUS OF TAXES
	ADJUSTED	**AMOUNT
	BEGINNING	WITHHELD	AMOUNT	ENDING
	*TAX LIABILITY	OR \ACCRUED	PAID	TAX LIABILITY
FEDERAL

withholding	$0	$1,861,468	$(1,861,468)	$0
FICA-employee and employer	1,486,934	2,433,109	(2,291,456)	1,628,588
unemployment	(991)	5,687	(2,862)	1,834
income	-	-	-	-
[1] excise tax on transportation	7,717,757	4,920,630	(6,367,433)	6,270,953
[2] passenger facility charges	1,842,412	1,714,549	(1,852,805)	1,704,155
[3] US passenger security fee	1,462,179	1,323,955	(1,472,155)	1,313,979
[3] customs and immigration Fees	177,384	182,664	(2,513)	357,535
[3] APHIS fees	84,991	88,346	(3,080)	170,258
APHIS by aircraft	9,310	10,570	-	19,880

a. subtotal	$12,779,976	$12,540,978	$(13,853,772)	$11,467,182

STATE & LOCAL

withholding	$(4,124)	$513,080	$(513,080)	$(4,124)
sales/use tax	355,845	35,964	(327,845)	63,964
unemployment	37,474	17,477	(24,761)	30,190
income	-	-	-	-
other real property	691,450	68,294	(32,558)	727,186
personal property	3,085,883	325,331	(1,503,516)	1,907,698

b. subtotal	$4,166,528	$960,146	$(2,401,761)	$2,724,913

FOREIGN
c. subtotal	$2,315,182	$645,568	$(577,404)	$2,383,347

TOTAL TAXES PAID-from a., b.& c. above			$(16,832,937)

Explain the reason for any past due post-petition taxes:  Certain post-petition taxes that are the reponsibility of Chicago Express Airlines, Inc. are past due.  All of the assets of Chicago Express Airlines, Inc. have been sold.  The amount available to pay administrative claims, including these taxes, has not yet been finally determined.

[1] Excise taxes are collected from the passenger and held in a separate segregated corporate account entitled
"IRS Trust Tax Funds."

[2] Passenger facility charges are collected from the passenger and held in a separate segregated corporate account entitled "PFC Trust Funds Account."

[3] US Passenger security fees, USDA APHIS fee (Animal & Plant Health Inspection Service), US Customs - Air passenger user fee, and Immigration & Naturalization Service - Inspection fee are collected from the passenger and are held in a separate segregated corporate account entitled "US Government Trust Funds."

*The beginning tax liability represents liabilities which the Company has received authorization and intends to pay as well as liabilities incurred post-petition.

**Includes adjustments.

OFFICE OF THE U.S. TRUSTEE- REGION 10

ATA HOLDINGS CORP. AND SUBSIDIARIES
AGING SCHEDULES FOR PAYABLES

for the month ended August 31, 2005

	Current ( 0-30 days )	31-60 days	61-90 days	91 & over	Total
Accounts Payable[1]

Post-Petition only	$2,049,328	$562,056	$40,145	$1,279,384	$3,930,913

Post Petition Bank	Bank Name	Account Number	Beginning Balance	Ending Balance

* Refer to Attachment C

Cash Disbursements by Company

Company Name	Disbursement Amount

ATA Holdings Corp.	$-

ATA Airlines, Inc.	120,645,224

Ambassadair Travel Club, Inc.	1,281,813

ATA Leisure Corp.	-

Amber Travel, Inc.	3,531

American Trans Air Execujet, Inc.	61,002

ATA Cargo, Inc.	165,214

Chicago Express Airlines, Inc.	130,696

Total	$122,287,479

1 Accounts Payable balances are aged based on invoice date, not due date, and represent all post-petition invoices in the Accounts Payable System.

OFFICE OF THE US TRUSTEE-REGION 10
ATA HOLDINGS CORP. AND SUBSIDIARIES
MONTHLY INCOME STATEMENT
for the month ended August 31, 2005
(Dollars in thousands, except per share data)

	August 31,	2005
	2005	Year to Date
	(Unaudited)	(Unaudited)
Operating revenues:
Scheduled service	$62,561	$462,501
Charter	37,027	286,957
Ground package	643	10,866
Other	2,696	25,773
Total operating revenues	102,927	786,097

Operating expenses:
Fuel and oil	30,620	220,619
Salaries, wages and benefits	23,118	207,211
Aircraft rentals	11,538	106,859
Handling, landing and navigation fees	6,716	66,058
Aircraft maintenance, materials and repairs	2,917	31,011
Crew and other employee travel	4,135	31,016
Depreciation and amortization	2,423	25,592
Passenger service	4,066	26,463
Other selling expenses	2,909	21,227
Commissions	2,324	18,584
Facilities and other rentals	996	15,175
Insurance	1,072	10,034
Ground package cost	470	9,021
Advertising	618	7,633
Aircraft impairments and retirements	-	403
Other	7,346	40,315
Total operating expenses	101,268	837,221

Operating income (loss)	1,659	(51,124)

Other income (expense):
Interest income	232	1,538
Interest expense	(542)	(4,244)
Reorganization expenses	(1,301)	(360,290)
Other	(101)	(448)
Other expense	(1,712)	(363,444)

Income (loss) before income taxes	(53)	(414,568)

Income taxes	-	-
Net income (loss)	(53)	(414,568)

Preferred stock dividends	-	-
Income (loss) available to common shareholders	$(53)	$(414,568)

Average shares outstanding	11,824,287	11,824,287
Net loss per share	$(0.00)	$(35.06)

Diluted earnings per common share:
Average shares outstanding	11,824,287	11,824,287
Net loss per share	$(0.00)	$(35.06)

Note: These consolidated financial statements are unaudited and preliminary and do not include footnote disclosures. They include certain estimates that were based on information available at the time of filing, and are subject to change. The financial statements will be included as a component of ATA Holdings Corp. and subsidiaries third quarter 2005 unaudited consolidated financial statements required to be filed with the Quarterly Report on Form 10Q with the Securities and Exchange Commission by November 14, 2005.

OFFICE OF THE US TRUSTEE-REGION 10
ATA HOLDINGS CORP. AND SUBSIDIARIES
MONTHLY BALANCE SHEET
for the month ended August 31, 2005
(Dollars in thousands)

August 31, 2005
ASSETS	(Unaudited)
Current assets:
Cash and cash equivalents	$81,712
Receivables, net of allowance for doubtful accounts
(2005 - $3,791; 2004 - $2,608)	129,278
Inventories, net	37,765
Assets Held for Sale	2,000
Prepaid expenses and other current assets	40,444
Total current assets	291,199

Property and equipment:
Flight equipment	178,533
Facilities and ground equipment	142,416
320,949
Accumulated depreciation	(174,763)
146,186

Restricted cash	30,820
Goodwill	6,987
Prepaid aircraft rent	162
Investment in BATA	5,347
Deposits and other assets	25,855
Total assets	$506,556

LIABILITIES AND SHAREHOLDERS' DEFICIT

Current liabilities:
Short Term Debt	$41,000
Accounts payable	3,931
Air traffic liabilities	85,006
Accrued expenses	137,545
Total current liabilities	267,482

Deferred items	31,881

Liabilities subject to compromise	1,512,317

Commitments and contingencies

Convertible redeemable preferred stock - subject to compromise; authorized and issued 300 shares	30,000

Shareholders' deficit:
Preferred stock; authorized 9,999,200 shares; none issued	-
Common stock, without par value; authorized 30,000,000 shares;
issued 13,535,727 - 2005 and 2004	66,013
Treasury stock; 1,711,440 shares - 2005 and 2004	(24,778)
Additional paid-in capital	18,166
Accumulated deficit	(1,394,525)
Total shareholders' deficit	(1,335,124)
Total liabilities and shareholders' deficit	$506,556

Note: These consolidated financial statements are unaudited and preliminary and do not include footnote disclosures. They include certain estimates that were based on information available at the time of filing, and are subject to change. The financial statements will be included as a component of ATA Holdings Corp. and subsidiaries third quarter 2005 unaudited consolidated financial statements required to be filed with the Quarterly Report on Form 10Q with the Securities and Exchange Commission by November 14, 2005.

ATA Holdings Corp.

Cash Payments to Bankruptcy Professionals
Payments made in August 2005

	Amount	Cleared Date

Akin , Gump, Strauss, Hauer & Feld LLP	$170,642	8/24/05

Baker & Daniels	372,160	8/19/05

BMC	227,750	8/23/05

Compass Advisors LLP	104,979	8/8/05

Huron Consulting	162,778	8/29/05

Lazard Freres & Co.	205,904	8/31/05

Navigant Capital Advisors	180,000	8/12/05

Ponader & Associates	6,768	8/23/05

Sommer Barnard Ackerman	237,360	8/23/05

Greenbaum Doll & McDonald	40,630	8/24/05

Total	$1,708,971

Attachment A: Summary of Pre-Petition Payments made during August 2005

Paid In Accordance With:	Amount

Clearinghouse / Interline Agreements Motion	$-

Specific Court Approval	-

Customer Programs Motion or Employee Obligations Motion	3,154

Insurance Motion	215,385

Not Asset of Estate or Tax Motion	32,481

Airport Fees Motion	-
Total Pre-Petition Payments	$251,019

Attachment B: Schedule of Insurance Coverage

Insurer	Expiration Date	Purpose

Zurich American Insurance Co.	February 15, 2006	Liability for bodily injury and property damage resulting form Travel Agency/Tour Operations
National Union Fire Insurance Co. of Pittsburgh, PA	March 31, 2006	Directors and Officers liability (primary layer)
Great American	March 31, 2006	Directors and Officers liability (excess layer)
Federal Insurance Company (Chubb)	March 31, 2006	Directors and Officers liability (second excess layer)
St. Paul	March 31, 2006	Directors and Officers liability (third excess layer)
XL Specialty Insurance Company	March 31, 2006	Directors and Officers liability (fourth excess layer)
Ing Seguros Commercial America	October 1, 2005	Mexican General Liability *Renewal Underway
Ing Seguros Comercial America	October 1, 2005	Mexican Auto Policy *Renewal Complete - Effective 10/1/05
Ing Seguros Comercial America	October 1, 2005	Mexican Auto Policy *Renewal Complete - Effective 10/1/05
Hartford Fire Insurance Company	August 15, 2006	Domestic Automobile Liability and Physical Damage Coverage
Federal Insurance Company (Chubb)	May 23, 2006	Executive Protection Policies
XL Insurance (Bermuda)	July 7, 2006	Employment Practices Liability
Affiliated FM	August 15, 2006	Property Coverage
ING Commercial America, S.A.	October 1, 2005	Property Coverage (Mexico) *Renewal Complete - Effective 10/1/05
Chubb Custom	August 19, 2012	Pollution Legal Liability

American International Aviation Agency, Inc. – 15% / XL Aerospace – 10% / Le Reunion Aerienne – 11% / AXA (AGL) – 5% /  Amlin (AGL) – 6%  /  Axis (AGL) – 7.5% / St. Paul (AGL) – 2.5%  / Markel (AGL) – 1.5%  / Swiss Re (AGL) – 4%  / Frankona (AGL) – 15% / Global Aerospace, Inc. - 17.5% / Allianz - 5%

	October 1, 2005	Aviation Hull & Liability *Renewal Complete - Effective 10/1/05
Federal Aviation Administration	December 31, 2005	Aviation Hull War Risks & War Third Party Liability
Illinois National Insurance Company	October 1, 2005	Premises, Products & Hangarkeepers *Renewal Complete - Effective 10/1/05
Illinois National Insurance Company	October 1, 2005	Aircraft Hull and Liability *Renewal Complete - Effective 10/1/05
Ing Seguros Comercial America	October 1, 2005	Public Liability Aircraft Policy *Renewal Complete - Effective 10/1/05
AIG	December 14, 2005	Workers’ Comp
The Insurance Company of the State of Pennsylvania	December 14, 2005	Casualty Program (Defense Base Act)
American Int’l Insurance Co.	December 15, 2005	Puerto Rico Auto

Attachment C: Post Petition Bank Accounts

Bank Name	Bank Account #	Account Description	Legal Entity	Beginning Balance	Ending Balance

National City Bank	584979615	Ambassadair Fiduciary - ARC debits/credits	Ambassadair	$860	$860
National City Bank	198378	Ambassadair credit card receipts, deposits	Ambassadair	192,646	123,320
National City Bank	698307393	Outstation SBN	ATA Airlines	-	-
Caribbean Mercantile Bank N.V.	23296308	Outstation AUA	ATA Airlines	15,328	15,690
SouthTrust Bank	30000006	Outstation - FLL	ATA Airlines	(30)	-
Bank of America	1233185823 / 1233000909 / 1233000904 / 1000006268 / 1233401176 / 1235203716	Outstation SEA, SFO, MCO, LAX, SJC, DFW	ATA Airlines	411,670	136,621
US Bank	873792676	Outstation MSP, CID	ATA Airlines	47,164	19,620
Banco-Popular	107-01620-6	Outstation SJU	ATA Airlines	162,028	46,022
National City Bank	202206	IND CTO, TBM, Corporate Travel, GRP, AGY	ATA Airlines	25,310	(54,553)
National City Bank	109312	ATA Airlines Inc - Main Disbursement - wires	ATA Airlines	761,697	327,445
		Foreign Coin		5,828	5,828
Lloyds Bank	763409	Checking - Foreign Payroll	ATA Airlines	18,335	18,335
Bank One	02389-93	Outstation GRR, FNT	ATA Airlines	1,000	1,000
Bank One	5690439	Outstation MDW, ORD, CHI, TBM	ATA Airlines	587,613	199,199
Wachovia	14739239	Outstation SRQ	ATA Airlines	(45)	(45)
Fleet	52743764	Outstation BOS	ATA Airlines	30,158	13,575
Wells Fargo Bank Nevada	0832-884571	Outstation LAS	ATA Airlines	21,836	14,421
National City Bank	203195	ATA Airlines Inc - Tax Fiduciary	ATA Airlines	-	-
Lloyd's Bank	170424	LGW Petty Cash	ATA Airlines	614	614
Bank of Hawaii	18023997	Outstation HNL, OGG	ATA Airlines	308,524	219,671
Citibank	3813-7141	Outstation LGA	ATA Airlines	152,352	58,907
Dresdner	5402815	D mark checking	ATA Airlines	136,133	209,961
Bank One	700016621867	Payroll (mainly manual checks)	ATA Airlines	183,884	195,246
BBVA-Bancomer, S.A.	442559773	Mexican Checking	ATA Airlines	(395,010)	(350,935)
Wells Fargo	0822-605440	Outstation PHX	ATA Airlines	22,474	8,203
Wachovia	3764120	Outstation PHL	ATA Airlines	-	-
Royal Bank of Canada	100-535-4	Outstation NAS	ATA Airlines	1,261	1,261
National City Bank	196590	ATA Airlines Inc - Captain Checks	ATA Airlines	262,054	283,796

Attachment C: Post Petition Bank Accounts - Cont.

Bank Name	Bank Account #	Account Description	Legal Entity	Beginning Balance	Ending Balance

National City Bank	7730034514	ATA Airlines Holdings Corp - Per Diem	ATA Holdings Corp	$(2,247)	$(2,539)
Wachovia	13904573	Outstation MIA	ATA Airlines	(15)	-
M&I (Marshall & Ilsley)	24083345	Outstation MKE, MSN	ATA Airlines	-	-
Key Bank	5001290152	Outstation DAY	ATA Airlines	(22)	(11)
First American	6583021096	Outstation DSM	ATA Airlines	(14)	-
Citizens National			ATA Airlines	3,858	3,858
JP MorganChase	910 2 772812	Travel Agency ACH	ATA Airlines	165,210	165,210
US Bank	103655382945	Outstation DEN	ATA Airlines	62,733	18,215
Citibank	40798686	Health Claims - CIGNA	ATA Airlines	-	-
National City Bank	884034141	Outstation SPI	ATA Airlines	-	-
Wachovia	14739271	Outstation PIE, RSW	ATA Airlines	18,652	6,063
Wachovia	13890849	Outstation EWR, DCA, CLT	ATA Airlines	74,079	25,959
Lloyd TSB USD	11257374		ATA Airlines	26,484	26,484
Wachovia	11052757	Disability Claims	ATA Airlines	(15,696)	7,025
BBVA-Bancomer, S.A.	132595923	Outstation GDL - USD	ATA Airlines	60,545	82,101
BBVA-Bancomer, S.A.	132595842	Outstation GDL - MXP	ATA Airlines	23,366	40,348
BBVA-Bancomer, S.A.	132595907	Outstation CUN - MXP	ATA Airlines	16,480	17,750
BBVA-Bancomer, S.A.	132595982	Outstation CUN - USD	ATA Airlines	14,046	16,481
National City Bank	884153730	Outstation MLI	ATA Airlines	-	-
National City Bank	657391691	Outstation TOL	ATA Airlines	-	-
National City Bank	754213387	Outstation - LEX	ATA Airlines	537,718	537,718
JP MorganChase	475017986	Healthcare Claims - United Healthcare	ATA Airlines	16,020	48,709
BBVA-Bancomer, S.A.	137308310	Outstation PVR - USD	ATA Airlines	4,846	4,846
BBVA-Bancomer, S.A.	137303262	Outstation PVR - MXP	ATA Airlines	1,614	1,631
JP MorganChase	475018737	Flexible Spending Account	ATA Airlines	81,636	104,963
National City Bank	658807273	Outstation PIT	ATA Airlines	-	-
National City Bank	981092693	ATA Airlines Inc - Payroll	ATA Airlines	68,723	66,422
Trancentrix	N/A	Foreign Payments		62,675	90,064
National City Bank	981094058	Outstation FWA	ATA Airlines	-	-
National City Bank	135597 & 7000000419	Main Disbursement - checks	ATA Holdings Corp.	(4,361,394)	(5,159,840)
National City	202031	Deposits and Credit Card receipts	Amber Tours	-	-
National City Bank	203551	ATA Airlines Inc - Amber Travel Fiduciary (ARC)	Amber Travel	4,782	1,100
National City Bank		ATA Airlines Inc - Amber Travel Fiduciary (ARC)	Amber Travel	-	-

Attachment C: Post Petition Bank Accounts - Cont.

Bank Name	Bank Account #	Account Description	Legal Entity	Beginning Balance	Ending Balance

National City Bank	203564	Deposits and Credit Card receipts	Amber Travel	$-	$-
Fifth/Third	1415486	ATA Airlines Cargo	ATA Cargo Inc	22,105	10,265
National City	204149	Deposits and Credit Card Receipts	American Trans Air Execujet, Inc.	(5,679)	(5,679)
Regions	205133	Operating/Disbursement Account	Chicago Express	100,544	105,777
Bank One	4273893	Depository - Any money received	Chicago Express	1,000,153	1,439,920
Regions	205133	Investment Sweep	Chicago Express	-	-
National City Bank	758014652	Petty cash - South Bend	Chicago Express	424	407
National City/US Bank/Morgan Stanley/Union Planters	0622608/4200778346	Investment Account	ATA Airlines	78,630,115	69,755,568
Bank One		Money Market - Officer's Salaries	ATA Holdings	654,637	571,893
		Money Market Fund	Washington Assurance	196,673	196,673
Other				(1,745)	(1,546)

SPECIAL PURPOSE ACCOUNTS
First Indiana Bank	10101410	IRS Tax Trust	ATA Airlines	7,233,409	6,310,240
First Indiana Bank	10101423	PFC Trust	ATA Airlines	3,915,324	3,731,421
First Indiana Bank	10101436	U.S. Gov't Trust	ATA Airlines	3,643,155	1,955,821

Bank Account Total:	$95,206,874	$81,667,375
Petty Cash Total:	45,487	45,387
Total Funds:	$95,252,361	81,712,762

*Bank account balances reflect general ledger balances. Negative balances are a result of recording expense when checks are written.